UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 _______________


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported):  June 28, 2005

                              ____________________

                         Commission File Number 0-22935


                             PEGASUS SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)



                   DELAWARE                               75-2605174
       (State or other jurisdiction of                    (I.R.S. Employer
      incorporation or organization)                    Identification No.)


    CAMPBELL CENTRE I, 8350 NORTH CENTRAL EXPRESSWAY, SUITE 1900, DALLAS, TEXAS
                                      75206
                      (Address of principal executive office)
                                   (Zip Code)


       Registrant's telephone number, including area code: (214) 234-4000

Item  2.05     Costs  Associated  with  Exit  or  Disposal  Activities.

On June 28, 2005, the Board of Directors of Pegasus Solutions, Inc. approved and committed to a formal plan to exit the property management systems (PMS) business by selling the company's PMS operations. These operations include the PegasusCentral PMS and two other private-label property management products, Guestview and NovaPlus, that support both hotel chains and independent customers. The company expects to sell the PMS business within one year in a single transaction or a series of transactions, some of which may occur at an earlier date.

Pegasus has also reached an agreement with its primary PegasusCentral customer, InterContinental Hotels Group (IHG), to discontinue the use of PegasusCentral. Accordingly, the PegasusCentral PMS will no longer be used in the Holiday Inn Express properties currently using the system, and there will be no new installations. The decision to exit the PMS business was made considering the termination of the IHG agreement and the overall expected profitability of the remaining PMS operations.

Pegasus expects to incur a substantially non-cash after-tax charge in the range of $10 to $12 million in the second quarter of 2005 to write down the carrying value of PMS assets to their estimated realizable value. This charge includes an estimated $1.1 million (pre-tax) of cash expenditures for transition costs. Pegasus expects to classify the property management business as a discontinued operation in accordance with Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets."

This Current Report on Form 8-K includes forward-looking statements within the meaning of the federal securities laws, including statements using terminology such as "may," "will," "expects," "plans," "intends," "anticipates," "believes," "estimates," "potential," or "continue," or a similar negative phrase or other comparable terminology regarding beliefs, hopes, plans, expectations or intentions for the future. Forward-looking statements involve various risks and uncertainties. The company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain and the actual results and timing of certain events could differ materially from current expectations. Factors that could cause or contribute to such a difference include, but are not limited to, the inability of the company to sell the PMS operations, risks associated with a sale transaction and the inability of the Company to terminate the service as expected, as well as other factors detailed in the company's Securities and Exchange Commission filings. The registrant disclaims any intention or obligation to update publicly or review such statements whether as a result of new information, future events or otherwise.

Item  2.06     Material  Impairments.

The information provided in Item 2.05 is hereby incorporated herein by reference. As described in Item 2.05, in connection with the planned disposition of the company's PMS business that was approved by the Board of Directors on June 28, 2005, Pegasus expects to incur a substantially non-cash after-tax charge in the range of $10 to $12 million in the second quarter of 2005 to write down the carrying value of PMS assets to their estimated realizable value. This charge includes an estimated $1.1 million (pre-tax) of cash expenditures for transition costs.

Item  7.01     Regulation  FD  Disclosure.

The registrant hereby furnishes the information set forth in its press release issued on June 29, 2005, a copy of which is attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

The information included herein and in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be incorporated by reference in any filing under the Securities Act of 1933.

Item  9.01     Financial  Statements  and  Exhibits.

     (c)     Exhibits

Exhibit  Number                    Description
---------------                    -----------
    99.1                  Press  release  issued  June  29,  2005

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         PEGASUS SOLUTIONS, INC.


July  1,  2005                                         /s/  SUSAN  K.  CONNER
                                                      -----------------------
                                                     Chief  Financial  Officer

                                  EXHIBIT INDEX

          Exhibit  Number                         Description
          ---------------                         -----------
               99.1               Press  release  issued  June  29,  2005

               Exhibit 99.1     Press release issued June 29, 2005

                                    FOR  IMMEDIATE  RELEASE

                                                   Investor  Contact:
                                                   Susan  K.  Cole-Conner
                                                   (214)  234-4140

                                                   Media  Contact:
                                                   Cindy  Foor
                                                   (214)  234-4129

                    PEGASUS SOLUTIONS ANNOUNCES IT IS ENDING
                  PROPERTY MANAGEMENT SYSTEM AGREEMENT WITH IHG
    COMPANY ALSO ANNOUNCES IT IS EXITING PROPERTY MANAGEMENT SYSTEM BUSINESS


DALLAS (June 29, 2005) - Pegasus Solutions, Inc. (Nasdaq: PEGS) today announced that it has reached a mutual agreement with InterContinental Hotels Group to discontinue the use of the PegasusCentral Property Management System (PMS). The PMS product will no longer be used in the Holiday Inn Express properties currently using the system, and there will be no new installations.

"After a careful evaluation with IHG, we concluded that we could not meet their needs with PegasusCentral and generate the kind of revenues and profitability that we expect from our products and services," said John F. Davis III, president and CEO of Pegasus. The company will continue to support PegasusCentral during a short transition period.

"It's been our pleasure to work with Pegasus over the last four years, and we look forward to continuing our relationship as they serve our distribution and financial services needs," said Angela Brav, IHG's senior vice president of Applied Technology.

Pegasus also announced its intention to exit the property management system business. The company's PMS products have both chain and independent hotel customers, including a private-label PMS for Best Western hotels. The company further commented that it is currently in discussions with potential buyers to sell all or parts of its PMS business. The PMS business is expected to be sold within one year.

"We've had a long run in the property management system business," said Davis, "and while we will no longer develop our own system, we intend to work closely with a number of property management companies to ensure their products integrate with our central reservation and distribution products." The integration of these products will pave the way for delivery of the Next Generation Hospitality Engine, an effort which Pegasus has been leading for the last year with a number of hotel chains.

As a result of the company's termination of its property management system agreement with IHG and the company's plans to discontinue its PMS business, Pegasus anticipates that it will incur a substantially non-cash after-tax charge in the range of $10 to $12 million in the second quarter of 2005 to write down the carrying value of PMS assets to their estimated realizable value. This charge includes an estimated $1.1 million (pre-tax) of cash expenditures for transition costs. Pegasus expects to classify the PMS business as a discontinued operation in accordance with SFAS 144, "Accounting for the Impairment or Disposal of Long-Lived Assets."

With its four service lines-representation services, including Utell by Pegasus and Unirez by Pegasus ; reservation services; financial services; and, distribution services-Pegasus provides the most comprehensive set of technology solutions and services to hotels and travel distributors around the world. Every product is designed to streamline customers' end-to-end processes, maximize their revenue and profitability, and help them capitalize on opportunity.

ABOUT  PEGASUS
Dallas-based Pegasus Solutions, Inc. (Nasdaq: PEGS) is a global leader in providing technology and services to hotels and travel distributors. Founded in 1989, Pegasus' customers include a majority of the world's travel agencies and nearly 60,000 hotel properties around the globe. Pegasus' services include central reservation systems, electronic distribution services, commission processing and payment services, and marketing representation services. The company's representation services, including Utell by Pegasus and Unirez by Pegasus , are used by more than 7,000 member hotels in 140 countries, making Pegasus the hotel industry's largest third-party marketing and reservations provider. Pegasus has 18 offices in 13 countries, including regional hubs in London, Scottsdale and Singapore. For more information, please visit www.pegs.com.

                                      # # #
Some statements made in this press release are forward-looking statements within the meaning of the federal securities laws, including statements using terminology such as "may," "will," "expects," "plans," "intends," "anticipates," "believes," "estimates," "potential," or "continue," or a similar negative phrase or other comparable terminology regarding beliefs, hopes, plans, expectations or intentions for the future. Forward-looking statements involve various risks and uncertainties. The company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain and the actual results and timing of certain events could differ materially from current expectations. Factors that could cause or contribute to such a difference include, but are not limited to, the inability of the company to sell the PMS operations, risks associated with a sale transaction and the inability of the Company to terminate the service as expected, as well as other factors detailed in the company's Securities and Exchange Commission filings. The company disclaims any intention or obligation to update publicly or review such statements whether as a result of new information, future events or otherwise.